INVESTOR PRESENTATION FEBRUARY 2025 Four Corners Property Trust NYSE: FCPT

FEBRUARY 2025 Cautionary note regarding forward-looking statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2024 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice regarding non-GAAP financial measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 40 of this presentation. FORWARD LOOKING STATEMENTS AND DISCLAIMERS

3 ASSET SELECTION & PRIMARY SECTORS PG 20 FEBRUARY 2025 CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 12 5 APPENDIX PG 36 4 CONSERVATIVE FINANCIAL POSITION PG 33

REPRESENTATIVE BRANDS FEBRUARY 2025 A UNIQUE PLATFORM WITHIN NET LEASE HIGH-QUALITY PORTFOLIO Service focused portfolio leased to e-commerce resistant tenants Strong tenant rent coverage, national brands and low rents provide for high tenant retention and limited vacancies TRANSPARENT, ANALYTICAL, DISCIPLINED INVESTMENT PHILOSOPHY Focus on cost of capital and positive investment spread Data-driven underwriting scorecard objectively scores every property FCPT announces every property acquisition and disposition ACCRETIVE DIVERSIFICATION 163 brands – Grown from four brands (single tenant) to diversified portfolio Small box retail net lease – principally restaurants, auto service, medical retail Disciplined pricing approach focused on maintaining strong credit parameters and high-quality tenant based INVESTMENT GRADE BALANCE SHEET Conservative leverage range (currently 4.9x inclusive of undrawn equity forwards) Well-laddered maturity schedule of predominately fixed-rate debt Significant liquidity, 100% unencumbered assets, high fixed charge coverage

FEBRUARY 2025 FCPT’S DIFFERENTIATED APPROACH WITHIN NET LEASE Tactical, Granular Portfolio Building 1 Thoughtful, Superior Capital Raising & Allocation 2 “Shareholders First” Approach 3 Portfolio is led by Darden, an investment grade restaurant operator and a premier net lease tenant Analytical underwriting utilizes a proprietary scorecard balanced between tenant credit and real estate quality. This consistent, objective model maintains investment discipline and guides asset management Quality first focus with fungible real estate. Excellent visibility and access paired with strong underlying demographics Granular acquisitions with low value at risk. Average purchase price of ~$3mm in 2024 Focus on the most efficient means to source capital. Seek to find investments that earn positive spread on Day 1 Modulates equity issuance and acquisition volume. Waiting to grow the portfolio when cost of capital is in favor Use of the at-the-market (ATM) equity program minimizes fees and discounts. It also allows for closely aligned sources and uses Long track record of conservative leverage and laddered maturity schedule Avoid sacrificing quality for spread. New acquisitions moderated if market conditions eliminate accretion Hyperfocused approach leads to high lease renewal rates. Very few tenant credit issues and high occupancy Industry-leading EBITDAR coverage of 4.9x. Peer average is ~3x FCPT has largely avoided problem tenants and sectors. No current investments in pharmacies, gyms, movie theaters Low overhead and minimal capital expenditures. Lean team with highly efficient G&A spend

FEBRUARY 2025 RECENT HIGHLIGHTS During Q4, FCPT acquired 45 properties for $133 million at a 7.0% cap rate, one of our busiest investment quarters in Company history The second half of 2024 proved to be a resounding return to action as our cost of capital became more favorable and sellers were more flexible on price negotiations. FCPT was able to execute deals at strong pricing while simultaneously avoiding traveling up the risk spectrum FCPT remained active on the ATM in Q4, raising over $102 million. Total unsettled equity forwards as of 12/31/2024 is $98 million FCPT closed on a new, upsized credit facility agreement in January 2025. The new agreement increases overall capacity to a total of $940 million, including increasing the capacity of the revolving credit facility $100 million to $350 million and a new $225 term loan, for incremental proceeds of $75 million. The additional $75 million of term loans are hedged at a 4.6% all-in rate, and FCPT now has no debt maturities until 2026 FCPT continues to avoid problem net lease subsectors, including theaters, pharmacies, and big box retail While Darden Restaurants remains a steady anchor for our portfolio, FCPT’s growth efforts have resulted in Darden concentration reducing to just 48% of the portfolio. Olive Garden and LongHorn are now 34% and 10% of the portfolio, respectively

FEBRUARY 2025 FCPT AT A GLANCE 1,220 leases 163 brands 99.6% occupied 4.9x tenant EBITDAR coverage2 1.4% average annual escalator 7.3-year average lease term 56% investment grade3 <3.7% expirations before 2027 6,712 SF average asset size (“small box” strategy) 30,218 average daily vehicle count $66,795 portfolio median HHI 59,862 portfolio average 3-mile population PORTFOLIO1 $0.44 AFFO per share (Q4)4 $1.73 AFFO per share (2024) $0.41 FFO per share (Q4) $0.27 Net Income per share (Q4) $265 million / 7.1% cap rate of acquisitions in 2024 Over $345 Million liquidity 100% Unencumbered ABR 4.9x net debt to adj. EBITDAre5 (inclusive of undrawn equity forwards) 4.5x Fixed charge coverage 93% Fixed rate debt 3.7 years weighted average debt maturity BBB / Baa3 (Stable Outlook) Fitch / Moody’s FINANCIAL

FEBRUARY 2025 CONSISTENT ANNUAL ACQUISITION GROWTH +57 +40 +95 +89 +100 +120 +104 YEAR ACQUISITION VOLUME ($M) CAP RATE +88 FCPT has consistently delivered growth and diversification through new acquisitions. We focus on credit-worthy tenants, high quality real estate and efficient execution PROPERTY COUNT 1 AVERAGE SIZE ($M) +87

FEBRUARY 2025 PORTFOLIO BY BRAND ANNUALIZED BASE RENT  314 leases 82 leases 113 leases 23 brands 13 leases 168 leases 32 brands 116 leases Other casual dining restaurants Auto service 110 leases 39 brands Medical retail 53 leases 26 brands Other retail 1,220 Leases / 163 Brands Annual Base Rent of $240.2 million1 34% Olive Garden (vs. 74% at inception) 23% Non-Restaurant Exposure 48% Darden (vs. 100% at inception) FCPT PORTFOLIO Other casual dining restaurants Auto service Medical retail Other retail 34% 10% 10% 11% 7% 9% 2% 3% 2 The spin-off Darden portfolio remains a strong anchor tenant for FCPT. Over half the portfolio has been diversified into new restaurant brands, Medical Retail and Auto Service 28 leases 2% 29 leases 2% 2 Quick service restaurants 194 leases 37 brands 9% Quick service restaurants

FEBRUARY 2025 LEASE MATURITY SCHEDULE %ANNUALIZED BASE RENT1 99.6%  occupied2 as of 12/31/2024 7.3 years weighted average lease term < 3.7%  of rental income  matures prior to 2027 FCPT has had very high renewal rates on lease maturities to date

FEBRUARY 2025 COMPANY MOMENTUM SINCE INCEPTION AS OF 12/31/24 Rating UNRATED BBB (FITCH) Baa3 (MOODY’S) Team members 4 37 + 33 Annual base rent1 $94.4 million $240.2 million + $145.8 million (+154%) Properties 418 1,198 + 780 (+187%) Brands 5 163 + 158 % Darden2 100% 48% - 52% Weighted avg lease term 15 years 7.3 years - 7.7 years Equity market cap $848 million $2.7 billion + $1.9 billion Enterprise value $1.3 billion $3.9 billion + $2.6 billion We have grown our team, put-in place substantial processes and refined our acquisition and property management capabilities. We have diversified our portfolio and avoided significant credit issues, while maintaining our conservative credit profile and enhancing access to capital

FEBRUARY 2025 CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 12 5 APPENDIX PG 36 4 CONSERVATIVE FINANCIAL POSITION PG 33 3 ASSET SELECTION & PRIMARY SECTORS PG 20

Our portfolio is primarily outparcel properties in high density retail corridors ~79% of rent featuring unique benefits structurally superior to regular-way net lease.  This include the properties with high rent coverage (Darden and Chili’s), ground leases, master leases, and investment grade guarantors or operators The original Darden spin-off properties represent a seed portfolio with low rent levels resulting in unmatched rent coverage (5.6x) The ground lease portfolio is characterized by low rents which also typically implies high rent coverage FCPT’s investment strategy focuses on acquiring new low rent properties with above average rent coverage UNIQUE AND HIGHLY SECURE NET LEASE Average Ground Lease Rent: Average All Other Leases Rent: Average FCPT Portfolio Rent: FEBRUARY 2025 $147 thousand $205 thousand $197 thousand FCPT COVERAGE VS PEERS1 Ground Leased $147k average rent Darden 5.6x coverage Chili’s Master Leased Other Investment Grade Leases2 High Quality Ground & Building Leases $147k average rent 79% structurally superior to regular way net lease 11% 89% 100%

FEBRUARY 2025 FCPT’S STRONG PORTFOLIO PERFORMANCE FCPT has one of the highest-quality and consistent portfolios in the net lease sector. We have established a strong track record over time (even through the COVID-19 pandemic) RENT COLLECTIONS OCCUPANCY2 1

FEBRUARY 2025 GEOGRAPHICALLY DIVERSE PORTFOLIO   Lower income taxes and growing economies has accelerated a population shift toward low-cost of living states in the southeast FCPT’s portfolio is primarily suburban and located in fast-growing and diverse regions Texas and Florida, our largest states (as measured by Annual Base Rent), were among the highest in-migration states according to the 2024 U-Haul growth index2 5.0%–10.0% 3.0%–5.0% 2.0%–3.0% State Annualized Base Rent1 (%) 1.0%–2.0% <1.0% No Properties WA OR CA MT ID NV AZ UT WY CO NM TX OK KS NE SD ND MN IA MO AR LA MS AL GA FL SC TN NC IL WI MI OH IN KY WV VA PA NY ME VT NH NJ DE MD MA CT RI

FEBRUARY 2025 DIVERSIFICATION WITH NATIONAL BRANDS Rank  Brand Name # Sq Ft (000s) Sq Ft / Unit (000s) % of ABR1 1 Olive Garden 314 2,674 8.5 34.2% 2 Longhorn Steakhouse 116 650 5.6 9.7% 3 Chili's 82 450 5.5 7.2% 4 Outback Steakhouse 28 182 6.5 2.5% 5 Buffalo Wild Wings 29 177 6.1 2.4% 6 Cheddar's 13 112 8.6 2.0% 7 Red Lobster 18 130 7.2 1.6% 8 Caliber Collision 28 389 13.9 1.4% 9 Bahama Breeze 10 91 9.1 1.4% 10 Burger King 22 71 3.2 1.4% 11 KFC 33 95 2.9 1.4% 12 Carrabba's 14 93 6.6 1.2% 13 BJ's Restaurant 12 98 8.2 1.2% 14 Take 5 Car Wash 9 35 3.9 1.2% 15 Bob Evans 15 83 5.5 1.2% 16 Oak Street Health 10 87 8.7 1.1% 17 Christian Brothers 9 53 5.8 1.0% 18 Arby's 17 53 3.1 0.8% 19 NAPA Auto Parts 18 129 7.2 0.8% 20 Texas Roadhouse 12 88 7.3 0.8% 21 WellNow Urgent Care3 12 44 3.7 0.8% 22 Starbucks 17 38 2.2 0.7% 23 Fresenius 10 80 8.0 0.7% 24 Taco Bell 15 38 2.6 0.6% 25 AFC Urgent Care 9 47 5.3 0.6% 26-163 Other 348 2,020 5.8 22.4% Total Lease Portfolio 1,220 8,008 6.6 100% TOP 25 FCPT PORTFOLIO BRANDS1 01 02 56% Investment Grade by ABR2 FCPT is aligned with leading national brands in their categories 03 04 05 06 07 08 09 1 0 11 12 13 14 1 5 16 17 18 19 2 0 21 22 23 24 2 5

“ FEBRUARY 2025 BALANCED CREDIT AMONG TOP NATIONAL BRANDS Over the nine years since FCPT’s inception, we have targeted brands with ubiquitous, attractive real estate and steady underlying tenant credit across the dining, medical, and automotive sectors 17 of FCPT’s Top 25 brands are publicly traded The median real estate footprint of FCPT’s Top 25 brands is ~800 stores The median brand sales volume of FCPT’s Top 25 brands is $2.9 billion (2023, U.S.) 1 2

Publicly traded casual dining operators maintain a significant size and scale advantage over hundreds of franchisee tenants in the overall restaurant industry Darden sales are >14x the largest 20 franchisees and >63x the sales of the largest 200 franchisees. Brinker and Bloomin have similar scale advantages While restaurants may look similar from the consumer’s experience, the supporting credit varies greatly. Unlike FCPT’s typical tenant, many nationally branded restaurants are operated by small franchisees FCPT CASUAL DINING: SIZE & SCALE vs. TOP FRANCHISEES FCPT CASUAL DINING ANCHORS vs. FRANCHISE TIMES TOP 200 FEBRUARY 2025 SALES VOLUME ($ millions, 2023) Note: Franchisee sales estimates based on total unit count as provided by Franchise Times and Nation’s Restaurant News Top 500 brand average unit volumes STORE COUNT (2023) Our restaurant exposure is concentrated in large brands and operators with the resources to withstand future economic downturns

FEBRUARY 2025 THE BENEFITS OF FCPT’S DARDEN LEASES After 9 years of diversifying through new acquisitions, Darden is now ~48% of FCPT’s rent roll by ABR1 Darden is a strong anchor tenant for our portfolio and one of the preeminent casual dining operators globally BBB / Baa2 credit, $11 billion in revenue, $26 billion enterprise value (as of 2/5/2025) 2,152 restaurants and over 190,000 employees across 11 brands Served 420 million guests over the last fiscal year, more than one million customers per day Olive Garden and LongHorn Steakhouse would individually rank as #1 and #8 by sales amongst all U.S. casual dining brands as of 2024 (per Restaurant Business Online) Darden’s is the #1 casual dining operator by market capitalization ($23 billion) and is ~2x the next largest (Texas Roadhouse at $12 billion). ~5.6x2 EBITDAR / rent coverage for FCPT’s owned Darden properties During the height of the COVID-pandemic, Darden paid all landlords on time regardless of local regulatory operating restrictions

FEBRUARY 2025 CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 12 4 CONSERVATIVE FINANCIAL POSITION PG 33 3 ASSET SELECTION & PRIMARY SECTORS PG 20 5 APPENDIX PG 36

FEBRUARY 2025 FCPT’S PRIMARY SECTORS Low Rent & Investment Basis National Brands With Strong Credit Profiles Fungible Real Estate (small / medium building size in attractive locations) Our portfolio is principally leased to restaurants, auto service and medical retail tenants The intentional focus on these subsectors reflect a multi-tiered filter that favors fungible, credit-worthy net lease tenants with low rent There are many properties in other retail subsectors that meet these thresholds, but we have found the deepest opportunity set within restaurants, auto service, and medical retail Our investment approach targets properties with low rent, fungible real estate leased to national brands

FEBRUARY 2025 ACQUISITION AND UNDERWRITING FRAMEWORK FEBRUARY 2025 ~50% CREDIT CRITERIA Guarantor credit and health Brand durability  Store performance Lease term and structure Location Retail corridor strength & demographics Access / visibility Absolute and relative rent Pad site and building reusability REAL ESTATE CRITERIA ~50% ACQUISITION PHILOSOPHY Acquire strong retail brands that are well located with creditworthy lease guarantors Seek to purchase assets when accretive to cost of capital with a focus on low basis  Add leading brands in resilient industries, occupying highly fungible buildings UNDERWRITING CRITERIA FCPT’s proprietary scorecard which incorporates over 25 comprehensive categories  The “score” allows FCPT to have an objective, consistent underwriting model and comparison tool for asset management decisions

FEBRUARY 2025 SELECTIVE APPROACH TO NET LEASE FCPT’s initial portfolio was established in 2015, fully constructed after the advent of online shopping FCPT utilizes a consistent underwriting process that examines credit and real estate quality prior to investment Our disciplined underwriting approach has ultimately led us to generally avoid allocating our time and resources to problem sectors, and do not own offices or industrial assets leased to these sectors While we underwrite properties in these sectors and may acquire stores in these sectors in the future, they are not in our current target base and would need to meet our high thresholds to be considered in the future Pharmacies: 0.0% ABR1 exposure Entertainment: 0.0% ABR exposure Gyms: 0.0% ABR exposure Furniture: 0.0% ABR exposure General Merchandise: 0.7% ABR exposure Dollar Stores: 0.1% ABR exposure Car Washes: 1.2% ABR exposure FCPT owns 10 car washes, all acquired at reasonable pricing and rent levels. These sites were selected after reviewing hundreds of locations available for purchase over the years. We will remain highly selective on this sector with a focus on basis and store-level performance FCPT HAS AVOIDED:

889 leases 77% of annual base rent1 FCPT seeks to acquire nationally recognized branded restaurants from premier lease guarantors located within the strongest retail corridors FCPT has increased its restaurant diversification since inception by targeting a variety of meal price-points, cuisine types, and geographies Primary focus on sustainable tenant rents with superior EBITDAR / rent coverage RESTAURANTS FEBRUARY 2025

FEBRUARY 2025 RESTAURANT INDUSTRY TARGETS Quick Service No Drive-Thru or Dine-In Only Small Franchisees In-Line Real Estate Fast Casual Casual Dining FCPT’S CURRENT FOCUS Regional Brands FCPT pursues mature, national brands with significant scale in terms of units, revenue, and brand AUV FCPT avoids pursuing riskier high-yield dining concepts whose real estate fundamentals or credit does not match that of our core portfolio Many existing dining concepts in FCPT’s portfolio are in robust retail corridors along major highways or outparcels to big box stores or malls. These sites attract high traffic and have strong underlying demographic data FCPT prioritizes tenant credit, fungible real estate, and concept durability in its restaurant investments FCPT GENERALLY AVOIDS1 Operators with <50 units or <$75 million in revenue These features enhance traffic draw and prove attractive for re-leasing

Olive Garden HOUSTON, TX Adjacent to Willowbrook Mall and several other shopping centers, with ample parking Excellent visibility and prominent retail position along frontage of Farm to Market 1960 Road Strong brand and credit profile of neighbors, indicating high corridor quality Robust surrounding 3-mile demographic profile Population of 100,738 Median Household Income of $64,705 To Willowbrook Mall Farm to Market 1960 Road – 34,500 Vehicles per Day Restaurants usually require retail density and robust corridors with high traffic and attractive demographics FEBRUARY 2025 FCPT REAL ESTATE CHARACTERISTICS: CASUAL DINING & QUICK SERVICE

168 leases 11% of annual base rent1 Principally targeting auto service centers, including collision repair and tire service leased to credit worthy operators. We have made select investments in gas stations with large format convenience stores, car wash and auto part retailers at attractive, low bases Focus is on properties that are not dependent on the internal combustion engine and will remain relevant over the longer-term with higher electric vehicle utilization Auto service is both e-commerce and recession resistant and tends to operate in high-traffic corridors with good visibility, boosting the intrinsic real estate value and long-term reuse potential More limited tenant relocation options due to zoning restrictions lead to high tenant renewal probability AUTO INDUSTRY FEBRUARY 2025

FEBRUARY 2025 AUTO SERVICE INDUSTRY TARGETS Full-Service Rental Services Dealerships & Specialty High Basis / Franchisee Car Washes & Gas Stations Tire Collision Service Centers Post-acute care FCPT targets categories in the Auto Industry that are not tied to traditional, gas-powered vehicles as the secular shift to electric vehicles takes place FCPT’s also targets properties at attractive, low bases and have avoided properties such as high-rent car washes These auto and tire service centers are similar to FCPT’s legacy portfolio: located in high-traffic corridors with good visibility and in proximity to other retailers FCPT targets categories for the long-term with high renewal probabilities High basis or small franchisee increases risk and lowers quality FCPT’S CURRENT FOCUS FCPT GENERALLY AVOIDS1

FEBRUARY 2025 FCPT REAL ESTATE CHARACTERISTICS: AUTOMOTIVE SERVICE Discount Tire Coralville, IA Outparcel to Coral Ridge Mall, a Brookfield Properties center Hard corner and mall ring road provide plenty of vehicle traffic, access, and parking Grouped with several other quality restaurant, medical, and retail brands Robust surrounding 3-mile demographic profile Population of 30,330 Median Household Income of $70,852 29 Auto service centers focus greatly on visibility and convenient consumer locations To Coral Ridge Mall Coral Ridge Ave – 28,000 Vehicles per Day 2nd Ave – 26,500 Vehicles per Day

110 leases 9% of annual base rent1 MEDICAL RETAIL FCPT’s largest medical retail exposures are focused on outpatient services: urgent care, dental, primary care, veterinary care, and outpatient / ambulatory surgery centers Medical retail is e-commerce and recession resistant given its service-based nature, large customer base and favorable demographic tailwinds Operator consolidation and organic growth within medical retail is improving tenant credit and scale Medical retail is emerging as an attractive property type with services moving out of hospitals and into lower-cost, retail-centric care centers FEBRUARY 2025

FEBRUARY 2025 HEALTHCARE INDUSTRY TARGETS Ambulatory Surgery / Outpatient Treatment Freestanding ER Care Urgent / Dental / Veterinary Diagnostic / Imaging Clinic Primary Care Clinic FCPT GENERALLY AVOIDS1 (Pharmacy & High Accuity) Healthcare delivery occurs across a spectrum of real estate and operator cost structures FCPT target operators provide services that require in-person interaction, while having lighter asset needs and smaller physical building sizes FCPT’s medical properties are on the lower end of the acuity care spectrum FCPT does not own and is not currently pursuing skilled nursing, hospitals or rehabilitation facilities FCPT does not currently own Pharmacy properties. Pharmacy is established within net lease, but legacy low growth lease structures and the potential for store closures / shrinking store footprints will limit this as a major category for FCPT Medical Retail buildings are similar to FCPT’s legacy portfolio – low basis, fungible, and proximate to other retailers Pharmacy Hospital Inpatient Rehab Skilled Nursing Facilities Outpatient Rehab Home Care FCPT’S CURRENT FOCUS

W 95th Street – 31,000 Vehicles per Day FEBRUARY 2025 FCPT REAL ESTATE CHARACTERISTICS: MEDICAL RETAIL WellNow Chicago, IL Adjacent to Walmart, Meijer, Whole Foods, Macy’s, and other major anchors Signalized hard corner provides plenty of access and exposure to vehicle traffic Grouped with several other quality restaurant, medical, and retail brands Robust surrounding 3-mile demographic profile Population of 231,219 Median Household Income of $65,260 32 S Western Ave – 31,000 Vehicles per Day Medical retail is increasingly integrated in core suburban retail corridors To Walmart, Meijer

CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 12 3 ASSET SELECTION & PRIMARY SECTORS PG 20 4 CONSERVATIVE FINANCIAL POSITION PG 33 FEBRUARY 2025 5 APPENDIX PG 36

“ FEBRUARY 2025 DEBT MATURITY SCHEDULE AS OF 2/1/25 $ MILLIONS (OPTIONS SHOWN AS FULLY EXTENDED)  FCPT maintains a well-laddered debt maturity and 100% unencumbered assets to provide financial flexibility Weighted average debt maturity ~4.4 years No near-term debt maturities Conservative leverage Committed to maintaining conservative 5.5x–6.0x max leverage Net debt to adjusted EBITDAre ratio is 4.9x1 including undrawn net equity forwards as of 12/31/2024 Strong liquidity profile $350 million revolver availability Conservative dividend payout ratio of approximately 80% of AFFO Significant available liquidity including cash and cash equivalents, existing forward equity sale agreements, and undrawn revolver balance Minimal floating rate exposure 93% of debt is fixed rate including the effect of interest rate hedges Investment grade rated Rated BBB by Fitch and Baa3 by Moody’s CONSERVATIVE FINANCIAL POLICIES Note: Term Loan and Revolver maturities are shown fully extended. Pro forma for the extension and upsizing of the credit facility as announced on January 31, 2025

FEBRUARY 2025 FCPT’S CONSISTENT LEVERAGE RANGE FCPT has a stated leverage target of 5.5x-6.0x, but has been below or in the lower range of its target since inception Discipline around our leverage is embedded into company culture and our approach to funding growth FCPT HISTORICAL LEVERAGE1

FEBRUARY 2025 CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 12 4 CONSERVATIVE FINANCIAL POSITION PG 33 5 APPENDIX PG 36 3 ASSET SELECTION & PRIMARY SECTORS PG 20

UNDERWRITING GEARED TOWARD HIGHER SALES VOLUME & BRANDS FCPT focuses on national brands with strong sales volumes and market appropriate rents FCPT pursues properties within the median range of Casual Dining, Fast Casual and Quick Service; Concepts with mid-level sales volumes provide rent support, while keeping rent at replaceable levels in case of vacancy Casual Dining Fast Casual Quick Service Brand Average Sales Volume ($000s)1 FEBRUARY 2025

“ FEBRUARY 2025 Despite an increasing number of retailer bankruptcies, the decade-plus long slowdown in retail space deliveries due to the Global Financial Crisis and the COVID-19 pandemic has minimized vacancies and compressed the tenant replacement timeline American retail brands opened more store locations than they closed on a net basis in 2024, with a high concentration in pre-existing buildouts ~150 million square feet of aging retail space has been demolished since 2019, further reducing tenant space opportunities As the descent of interest rates has flattened and construction costs remain high, supply is unlikely to significantly increase soon FCPT has witnessed the lack of available retail space positively impacting our re-leasing efforts, especially in high quality retail areas HISTORICALLY TIGHT LEASING MARKET IS KEEPING VACANCY LOW

FEBRUARY 2025 ENVIRONMENT SOCIAL OUR TEAM GOVERNANCE SUSTAINABILITY FRAMEWORK Our commitment to sustainability and Environmental, Social and Governance (ESG) principles creates value our shareholders. We continuously review our internal policies to advance in the areas of environmental sustainability, social responsibility, employee well-being, and governance. For more details, see the FCPT ESG Report and policies on our website https://fcpt.com/about-us/ We evaluate our business operations and the environmental risk aspects of our investment portfolio on an ongoing basis and strive to adhere to sustainable business practices We apply values-based negative screening in our underwriting process and do not transact with any tenant, buyer, or seller or acquire any properties with negative social factors. We do not process or have access to any consumer data Our culture is inclusive and team-oriented with a high retention rate. We hire for the long-term and invest in development, with a flat organization that drives employee engagement. We are a certified ‘Great Place to Work’ We aim for best-in-class corporate governance structures and compensation practices that closely align the interests of our Board and leadership with those of our stockholders. Four of our eight Board Directors are female and seven are independent, including our chairperson. Only independent Directors serve on the Board’s committees

FEBRUARY 2025 GLOSSARY AND NON-GAAP DEFINITIONS NON-GAAP DEFINITIONS AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 12/31/2024 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated biannually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease.

FEBRUARY 2025 RECONCILIATION SCHEDULES RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE RENTAL REVENUE AND PROPERTY EXPENSE DETAIL

FEBRUARY 2025 FFO & AFFO RECONCILIATION

PAGE 10 LEASE MATURITY SCHEDULE Note: Excludes renewal options. All data as of 12/31/2024 Annual cash base rent (ABR) as defined in glossary FEBRUARY 2025 FOOTNOTES PAGE 8 CONSISTENT ANNUAL ACQUISITION GROWTH 1. Figures as of 12/31/2024 Note: Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million, and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively. 2022 initial cash yield reflects near term rent increases and rent credits given at closing; the initial cash yield with rents in place as of closing is 6.4% PAGE 13 UNIQUE AND HIGHLY SECURE NET LEASE See glossary on page 40 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 100% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 66% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended November 2024 and the averaged last four quarters brand average margins. Peer data as of latest available public filings Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies PAGE 7 FCPT AT A GLANCE Figures as of 12/31/2024 Weighted averages based on contractual Annual Cash Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. See glossary on page 40 for definitions See glossary on page 40 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 100% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 66% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended November 2024 and the averaged last four quarters brand average margins Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies See page 40 for non-GAAP definitions, and page 42 for reconciliation of net income to AFFO See page 41 for reconciliation of net income to adjusted EBITDAre and page 40 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents  PAGE 11 COMPANY MOMENTUM SINCE INCEPTION Annual Cash Base Rent (ABR) as defined in glossary Based on Annual Base Rent PAGE 9 PORTFOLIO BY BRAND ANNUALIZED BASE RENT Represents current Annual Cash Base Rent (ABR) as of 12/31/2024 Other retail includes properties leased to cell phone stores, bank branches, grocers amongst others. These are often below market rent leases, and many were purchased through the outparcel strategy PAGE 41 RECONCILIATION SCHEDULES See glossary on page 40 for non-GAAP definitions Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes PAGE 42 FFO & AFFO RECONCILIATION Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business Assumes the issuance of common shares for OP units held by non-controlling interest PAGE 16 DIVERSIFICATION WITH NATIONAL BRANDS Represents current Annual Cash Base Rent (ABR) as of 12/31/2024 as defined in glossary on page 40 Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody’s Several WellNow locations have been assigned to new entities and rebranded. WellNow remains obligated under the lease at these assigned locations; figure in the table reflects lower lease count and other metrics following the assignment PAGE 34 CONSERVATIVE FINANCIAL POLICIES Figures pro forma for the credit facility recast as of 2/1/2025, unless otherwise noted See page 41 for reconciliation of net income to adjusted EBITDAre and page 40 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents PAGE 38 HISTORICALLY TIGHT LEASING MARKET IS KEEPING VACANCY LOW Source: CoStar data as of 2/5/2025 PAGE 37 UNDERWRITING GEARED TOWARD HIGHER SALES VOLUME & BRANDS Brand average sales per Nation’s Restaurant News Top 500 (2023 edition, uses 2022 sales volumes) PAGE 30 MEDICAL RETAIL As of 12/31/2024 PAGE 24 RESTAURANTS As of 12/31/2024 PAGE 14 FCPT’S STRONG PORTFOLIO PERFORMANCE FCPT reported 92% collected rent in Q2 2020, with 4% abated in return for lease modifications and 3% deferred. FCPT collected the 3% deferred rent in Q4 2020. The 98.8% number above included deferred rent that was paid and the abated rent for which FCPT received beneficial lease modifications Occupancy based on portfolio square footage PAGE 15 GEOGRAPHICALLY DIVERSE PORTFOLIO Figures as of 12/31/2024 Annual Cash Base Rent (ABR) as defined in glossary Source: U-Haul growth index 2024 PAGE 25 RESTAURANT INDUSTRY TARGETS We may acquire properties in the “FCPT Generally Avoids” category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future PAGE 27 AUTO INDUSTRY As of 12/31/2024 PAGE 28 AUTO SERVICE INDUSTRY TARGETS We may acquire properties in the “FCPT Generally Avoids” category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future PAGE 31 MEDICAL RETAIL INDUSTRY TARGETS We may acquire properties in the “FCPT Generally Avoids” category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future PAGE 35 FCPT’S CONSISTENT LEVERAGE RANGE See page 41 for reconciliation of net income to adjusted EBITDAre and page 40 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents. Q4 2024 includes forward equity contracts outstanding as of 12/31/2024 for anticipated net proceeds of $98 million PAGE 19 THE BENEFITS OF DARDEN LEASES Annual cash base rent (ABR) as defined in glossary We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended November 2024 and the averaged last four quarters brand average margins PAGE 23 SELECTIVE APPROACH TO NET LEASE Note: All data as of 12/31/2024 Annual cash base rent (ABR) as defined in glossary PAGE 17 BALANCED CREDIT AMONG TOP NATIONAL BRANDS Source: Nation’s Restaurant Top 500 Restaurants or public filings Source: Public filings

INVESTOR PRESENTATION FEBRUARY 2025